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                               GOSS HOLDINGS, INC.
                   FORM 10-K FOR YEAR ENDED DECEMBER 31, 2000

            EXHIBIT 10.3 - PRINCIPAL TERMS OF EMPLOYMENT FOR CERTAIN
                               EXECUTIVE OFFICERS


Filed as Exhibit 10.2 to the Company's Form 10-K for fiscal 1999 is the form of an employment contract that has been executed between Goss Graphic Systems, Inc. and each of the executive officers whose compensation is reported in Part III,
Item 11 other than Mr. Sheehan (the "Executive Officers"). Included in this
Exhibit 10.3 are the principal terms of employment for each of the Executive Officers as reflected in the Addendums to their individual contracts.


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                             EFFECTIVE DATE OF      CONTRACT      MINIMUM ANNUAL
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            OFFICER              AGREEMENT            TERM          BASE SALARY
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

Alex G. Brnilovich        February 1, 1999           2 years         $300,000
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Joseph P. Gaynor III      February 1, 1999           2 years         $300,000
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Richard J. Sutis          February 1, 1999           2 years         $200,000
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J. Matthew Cribari        June 30, 2000              2 years         $220,000
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

The initial term of the agreements shall be automatically extended for successive additional two-year periods unless one of the parties gives notice of intention to not extend the term at least three months prior to the expiration date.

STOCK OPTIONS:
All of the Executive Officers are eligible for stock option grants in accordance with a plan to be adopted by the Company.

INCENTIVE COMPENSATION:
All of the Executive Officers are eligible to participate in the Company's Annual Bonus Plan as approved by the Board of Directors. In addition, Mr. Brnilovich is entitled to receive an amount of $205,000 as compensation for the forfeiture of his anticipated 1998 bonus from a prior employer. $153,750 of this amount was paid in December 1998 and $51,250 was paid in March 2000.

SIGN-ON AWARD:
Mr. Brnilovich received a sign-on award of $288,000, payable in installments of $188,000 in December 1998 and $100,000 by December 31, 1999.

FRINGE BENEFITS:
All of the Executive Officers are eligible to participate in the Company's automobile program, in which the use of an automobile is provided at Company expense.

Messrs. Brnilovich, Gaynor, and Sutis are eligible to participate in the Company's 401(k) Restorative Plan.

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All of the Executive Officers are eligible for reimbursement of reasonable fees for personal legal, financial, tax or estate planning in an amount not to exceed $2,500 per annum and are also eligible to participate in the Company's annual executive physical examination program.

OTHER BENEFITS:
In the event that Mr. Brnilovich's employment is terminated for reasons other than: (1) voluntary resignation for other than Good Reason; (2) termination by the Company for Cause; (3) death; (4) disabilty; or (5) retirement, he is entitled to receive a payment equal to that portion of the $51,250 incentive compensation payment and the $100,000 sign-on award referred to above which are unpaid at the date of such termination. In addition, in the event that Mr. Brnilovich elects to leave the Company due to the non-occurrence of certain events which are specified in his agreement, he will be paid a lump sum payment equivalent to one year's annual base salary and the portion of any annual bonus which has been accrued at that time.

Mr. Brnilovich was given an 18 month period in which to relocate from his residence in Virginia and is entitled to reimbursement of temporary housing costs and economy class airfare for travel between his Virginia residence and his work location in Illinois during this period.